Exhibit 2.15
(Free Translation)

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: Banco Brascan S.A., a financial institution duly constituted and in existence in accordance with the laws of the Federative Republic of Brazil, headquartered in the City of Rio de Janeiro, at Avenida Almirante Barroso 52, 30th floor, enrolled in the National Register of Legal Entities (CNPJ) under No. 33.932.111/0001 -29, and represented according to its Bylaws (“Creditor Institution”); and,

(b) on the other hand:

(i) Reyc Comércio e ParticipaÇões Ltda.1 , a Brazilian limited-liability company, headquartered in the City of São José, State of Santa Catarina, at Rua Francisco José Ferreira, No. 101, registered in the C.N.P.J. under Nº.95.853.263/0001 -50, herein represented in accordance with its By-Laws (The “Net Company”); and

(ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

(3) among the Original Loans forming the object of the Restructuring Plan are the Loan Agreement No. RJ-29.11.01/2002, dated as of Fevruary 29th, 2002, as well as the Swap

1 A debtor Net Group Company in the terms of the original loan.

Agreement for Hedge Operation No. RJ-30.10.02/2002, dated as of October 30th, 2002, and the Hedge Swap Operation Descriptive Worksheet, serial No. RJ-29.11.02/2002, dated as of November 29th, 2002, (collectively referred as the “Original Loan Agreement”);

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

(a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

(b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

(c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

(d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

(e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 19,270,986.76 (nineteen million, two hundred and seventy thousand, nine hundred and eighty six reais and seventy six cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date;

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

(i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

(ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

(iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case, in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February

21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$ 19,270,986.76 (nineteen million, two hundred and seventy thousand, nine hundred and eighty six reais and seventy six cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date.

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 90.000 -1, at the 0001 branch of Banco Brascan S.A. or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System

(the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized
40% by the fifth business day after the Full Payment Date	total of 40%
0.75% on March 15, 2006	total of 3% in 2006
0.75% on June 15, 2006
0.75% on September 15, 2006
0.75% on December 15, 2006
2.25% on March 15, 2007	total of 9% in 2007
2.25% on June 15, 2007
2.25% on September 15, 2007
2.25% on December 15, 2007
3.75% on March 15, 2008	total of 15% in 2008
3.75% on June 15, 2008

3.75% on September 15, 2008
3.75% on December 15, 2008
3.75% on March 15, 2009	total of 15% in 2009
3.75% on June 15, 2009
3.75% on September 15, 2009
3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date
		Accumulated DI Factor	Exchange Rate
0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010
0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net

Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

Third Paragraph and/or notifications: Addresses for the purposes of notices, communications

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002
Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

Banco Brascan S.A.
Av. Almirante Barroso, 52, 30º andar
Rio de Janeiro – CEP: 20.031 -000
Attn: Vice-Presidência Corporate
Telephone: (55-21) 3231-3100
Fax: (55-21) 2240-9707

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, December 27th, 2004
Banco Brascan S.A.
P:	/s/ Hercílio de Almeida Coutinho Name: Hercílio de Almeida Coutinho Position:

P:	Name: Position:
Reyc Comércio e ParticipaÇões Ltda.
P:	/s/ Andre Muller Borges Name: Andre Muller Borges Position:

P:	/s/ Francisco Tosta Valim Filho Name: Francisco Tosta Valim Filho Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ	COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P:	/s/ Andre Muller Borges Name: Andre Muller Borges Position:

P:	/s/ Francisco Tosta Valim Filho Name: Francisco Tosta Valim Filho Position:

Witnessed by:
1.-	/s/ Rosa Maria dos Santos Milhardo Name: Rosa Maria dos Santos Milhardo ID Number (RG):

2.-	/s/ Marcos Antônio T. Exposto Jr. Name: Marcos Antônio T. Exposto Jr. ID Number (RG):

Annex 1
to the Instrument
of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc. 32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –

1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities

(CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

Annex 2
to the Instrument
of Debt Confession

Intercreditor Agreement

Annex 3
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

Annex 4
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

Annex 5
to the Instrument
of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 6
to the Instrument
of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 7
to the Instrument
of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

Annex 8
to the Instrument
of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [                  ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [            ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [         ] (“Creditor Institution”), or to its order, the total value of R$ [              ] ([               ]), with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [               ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession
  ..

Annex 9
to the Instrument
of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: Banco do Brasil S.A., a financial institution duly constituted and in existence in accordance with the laws of the Federative Republic of Brazil, headquartered in Brasília (DF), and represented by Dilson José Salomoni, Brazilian, married, registered in the C.P.F. under Nº.166.991.069 -53 (“Creditor Institution”); and,

(b) on the other hand:

(i) Reyc Comércio e ParticipaÇões Ltda.1, a Brazilian limited-liability company, headquartered in the City of São José, State of Santa Catarina, at Rua Francisco José Ferreira, No. 101, registered in the C.N.P.J. under Nº.95.853.263/0001 -50, herein represented in accordance with its By-Laws (The “Net Company”); and

(ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

(3) among the Original Loans forming the object of the Restructuring Plan is are: (i) the Collateral Granting and Counter Granting Agreement No. 2002/50, dated as of November 27th, 2002; (ii) the 2 (two) Export Financing in Foreign Currency Agreement No. 2002/27 and 2002/29, dated as of July 12th, 2002 and November 12th, 2002 (collectively referred as the “Original Loan Agreement”);

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common

1 A debtor Net Group Company in the terms of the original loan.

Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

(a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

(b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

(c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

(d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

(e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 43,136,484.59 (forty three millions, one hundred and thirty six thousand, four hundred and eighty four reais and fifty nine cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date, in the amount of R$ 1,381,625.94 (one million, three hundred and eighty one thousand, six hundred and twenty five reais and ninety four cents);

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

(i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

(ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

(iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case, in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.2

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R43,136,484.59 (forty three millions, one hundred and thirty six thousand, four hundred and eighty four reais and fifty nine cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date, in the amount of R$ 1,381,625.94 (one million, three hundred and eighty one thousand, six hundred and twenty five reais and ninety four cents).

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 17.852 -7, at the 3221-2 branch of Banco do Brasil S.A. or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized
40% by the fifth business day after the Full Payment Date	total of 40%
0.75% on March 15, 2006	total of 3% in 2006
0.75% on June 15, 2006
0.75% on September 15, 2006
0.75% on December 15, 2006
2.25% on March 15, 2007	total of 9% in 2007
2.25% on June 15, 2007
2.25% on September 15, 2007
2.25% on December 15, 2007
3.75% on March 15, 2008	total of 15% in 2008
3.75% on June 15, 2008
3.75% on September 15, 2008
3.75% on December 15, 2008
3.75% on March 15, 2009	total of 15% in 2009
3.75% on June 15, 2009
3.75% on September 15, 2009
3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the

“Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date
		Accumulated DI Factor	Exchange Rate
0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010
0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002
Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

Banco do Brasil S.A.
Setor Bancário Sul – Quadra 1 – Bloco C – Lote 32
Ed. Sede III – 6º andar
Brasilia – DF - Brasil
CEP: 70.073 -901
Attn: Diretoria Comercial – Divisão Telecom
Telephone: (55-61) 310-4135
Fax: (55-61) 310-2871

With copy to:
Banco do Brasil S.A.
Av. Jabaquara, 424 – 3º andar

Mirandópolis, São Paulo - SP
CEP: 04.046 -000
Attn: URR Paulista I
Telephone: (55-11) 6853-2555
Fax: (55-11) 6853-2560

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, February 17th, 2005

Banco do Brasil S.A.

P.	/s/ Dilson José Salomoni Name: Dilson José Salomoni
Position:

P.	/s/ Name:
Position:

Reyc Comércio e ParticipaÇões Ltda.

P.	/s/ Leonardo Porciuncula Gomes Pereira Name: Leonardo Porciuncula GomesPereira
Position:

P.	/s/ André Muller Borges Name: André Muller Borges Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P.	/s/ Leonardo Porciuncula Gomes Pereira Name: Leonardo Porciuncula Gomes Pereira Position:

P.	/s/ André Muller Borges Name: André Muller Borges Position:

Witnessed by:

1. -	/s/ Paulo E. C. Guimarães

Name: Paulo E. C. Guimarães
ID Number (RG):

2. -	/s/ Ivan Iais Junior

Name: Ivan Iais Junior
ID Number (RG):

Annex 1
to the Instrument
of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc. 32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 – 1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

Annex 2
to the Instrument
of Debt Confession

Intercreditor Agreement

Annex 3
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

Annex 4
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

Annex 5
to the Instrument
of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 6
to the Instrument
of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 7
to the Instrument
of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

Annex 8 to the Instrument of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [                 ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [                 ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [                 ] (“Creditor Institution”), or to its order, the total value of R$ [                 ] ([                 )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [                 ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession
  .

Annex 9
to the Instrument
of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: BankBoston Banco Múltiplo S.A., a financial institution duly constituted and in existence in accordance with the laws of Federative Republic of Brazil, headquartered in the State of São Paulo, City of São Paulo, and represented by Eduardo Henrique Shultz and Carlos Roberto dos Santos (“Creditor Institution”); and,

(b) on the other hand:

(i) Reyc Comércio e ParticipaÇões Ltda.1 , a Brazilian limited-liability company, headquartered in the City of São José, State of Santa Catarina, at Rua Francisco José Ferreira, No. 101, registered in the C.N.P.J. under Nº.95.853.263/0001-50, herein represented in accordance with its By-Laws (The “Net Company”); and

(ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”); have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

(3) among the Original Loans forming the object of the Restructuring Plan is the Loan Agreement No. 337076, executed by the Creditor Institution and the Net Company on August 30th, 2002 (the “Original Loan Agreement”);

1 A debtor Net Group Company in the terms of the original loan.

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

(a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

(b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

(c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

(d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

(e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 5,694,516.88 (five millions, six hundred and ninety four thousand, five hundred and sixteen reais and eighty eight cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date;

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1	PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS
INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

(i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

(ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

(iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case, in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the

Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.2

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$5,694,516.88 (five millions, six hundred and ninety four thousand, five hundred and sixteen reais and eighty eight cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date.

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the

2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 227242330, at the 0001 branch of BankBoston Banco Múltiplo S.A. or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5	PAYMENT AND MATURITY OF THE PRINCIPAL VALUE
OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized
40% by the fifth business day after the Full Payment Date	total of 40%
0.75% on March 15, 2006	total of 3% in 2006
0.75% on June 15, 2006

0.75% on September 15, 2006
0.75% on December 15, 2006
2.25% on March 15, 2007	total of 9% in 2007
2.25% on June 15, 2007
2.25% on September 15, 2007
2.25% on December 15, 2007
3.75% on March 15, 2008	total of 15% in 2008
3.75% on June 15, 2008
3.75% on September 15, 2008
3.75% on December 15, 2008
3.75% on March 15, 2009	total of 15% in 2009
3.75% on June 15, 2009
3.75% on September 15, 2009
3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B)	The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date
		Accumulated DI Factor	Exchange Rate
0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010
0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor

Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002
Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

BankBoston Banco Múltiplo S.A.
Av. Chucri Zaidan 246
São Paulo – SP – Brasil
CEP: 04583-110
Attn: Eduardo H. Schultz e Carlos R. Santos
Telephone: (55-11) 3398-5756 / 7162
Fax: (55-11) 3398-4379 / 6923

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, February 22nd, 2005

BankBoston Banco Múltiplo S.A.

P.	/s/ Carlos Roberto dos Santos Name: Carlos Roberto dos Santos Position:

P.	/s/ Eduardo Henrique Schultz Name: Eduardo Henrique Schultz Position:

Reyc Comércio e Participações Ltda.
P.	/s/ Andre Muller Borges Name: Andre Muller Borges Position:

P.	/s/ Leonardo Porciuncula Gomes Pereira Name: Leonardo Porciuncula Gomes Pereira Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P.	/s/ Andre Muller Borges Name: Andre Muller Borges Position:

P.	/s/ Leonardo Porciuncula Gomes Pereira Name: Leonardo Porciuncula GomesPereira Position:

Witnessed by:

1. -	/s/ Ricardo Soares de Olim
Name: Ricardo Soares de Olim
ID Number (RG):

2. -	/s/ Luis Alexandre Machado Cogan
Name: Luis Alexandre Machado Cogan
ID Number (RG):

Annex 1
to the Instrument
of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc. 32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –

1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities

(CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira; and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

Annex 2
to the Instrument
of Debt Confession

Intercreditor Agreement

Annex 3
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

Annex 4
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

Annex 5
to the Instrument
of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 6
to the Instrument
of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 7
to the Instrument
of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

Annex 8
to the Instrument
of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [                ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [         ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [                ] (“Creditor Institution”), or to its order, the total value of R$ [              ] ([         )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [           ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession
  ..

Annex 9
to the Instrument
of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: Banco Itaú BBA S.A., a financial institution duly constituted and in existence in accordance with the laws of the Federative Republic of Brazil, headquartered in the State of São Paulo, City of São Paulo, at PraÇa Alfredo Egydio de Souza Aranha, 100 – Torre ConceiÇão – 9º andar, enrolled in the C.N.P.J. under Nº.17.298.092/0001 -30, and represented according to its Bylaws (“Creditor Institution”); and,

(b) on the other hand:

(i) Reyc Comércio e ParticipaÇões Ltda.1, a Brazilian limited-liability company, headquartered in the City of São José, State of Santa Catarina, at Rua Francisco José Ferreira, No. 101, registered in the C.N.P.J. under Nº.95.853.263/0001 -50, herein represented in accordance with its By-Laws (The “Net Company”); and

(ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

(3) among the Original Loans forming the object of the Restructuring Plan or are 2 (two) Working Capital Financing Agreements No. KG2.01/01 and PG2.11/02, executed by

1 A debtor Net Group Company in the terms of the original loan.

the Creditor Institution (named BANCO BBA CREDITANSTALT S.A. at the time) and the Net Company on July 15th, 2002 and July 22nd, 2002 (the “Original Loan Agreement”);

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

(a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

(b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

(c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

(d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

(e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 4,509,403.14 (four millions, five hundred and nine thousand, four hundred and three reais and fourteen cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date;

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

(i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

(ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

(iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case, in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February

21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.2

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$4,509,403.14 (four millions, five hundred and nine thousand, four hundred and three reais and fourteen cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date.

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby

2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 10.000 -5, at the 184 branch of Banco Itaú BBA S.A. or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized
40% by the fifth business day after the Full	total of 40%

Payment Date
0.75% on March 15, 2006	total of 3% in 2006
0.75% on June 15, 2006
0.75% on September 15, 2006
0.75% on December 15, 2006
2.25% on March 15, 2007	total of 9% in 2007
2.25% on June 15, 2007
2.25% on September 15, 2007
2.25% on December 15, 2007
3.75% on March 15, 2008	total of 15% in 2008
3.75% on June 15, 2008
3.75% on September 15, 2008
3.75% on December 15, 2008
3.75% on March 15, 2009	total of 15% in 2009
3.75% on June 15, 2009
3.75% on September 15, 2009
3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date
		Accumulated DI Factor	Exchange Rate
0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010
0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002
Attn: Leonardo P. G. Pereira/ André Muller Borges

Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

Banco Itaú BBA S.A.
Av. Brigadeiro Faria Lima nº 3.400 – 3º andar
Itaim Bibi – São Paulo – SP – Brasil
Attn: Pedro Sá Moreira de Oliveira
Telephone: (55-11) 3708-3600
Fax: (55-11) 3708-8242

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, December 30th, 2004

Banco Itaú BBA S.A.

P.	/s/ Sérgio Saurin Name: Sérgio Saurin Position:

P.	/s/ João Lopes da Silva Neto Name: João Lopes da Silva Neto Position:

Reyc Comércio e ParticipaÇões Ltda.

P.	/s/ Francisco Tosta Valim Filho Name: Francisco Tosta Valim Filho Position:

P.	/s/ André Muller Borges Name: André Muller Borges Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P.	/s/ Francisco Tosta Valim Filho

Name: Francisco Tosta Valim Filho
Position:

P.	/s/ André Muller Borges

Name: André Muller Borges
Position:

Witnessed by:

1. -	/s/ Claudia Rosa da Silva Coelho

Name: Claudia Rosa da Silva Coelho
ID Number (RG):

2. -	/s/ Mariza Machado Vieira

Name: Mariza Machado Vieira
ID Number (RG):

Annex 1
to the Instrument
of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc. 32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –

1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities

(CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

Annex 2
to the Instrument
of Debt Confession

Intercreditor Agreement

Annex 3
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

Annex 4
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

Annex 5
to the Instrument
of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 6
to the Instrument
of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 7
to the Instrument
of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

Annex 8
to the Instrument
of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [                 ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [                 ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [                 ] (“Creditor Institution”), or to its order, the total value of R$ [                 ] ([                 )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [                 ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession
  ..

Annex 9
to the Instrument
of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: Banco do Brasil S.A., a financial institution duly constituted and in existence in accordance with the laws of the Federative Republic of Brazil, headquartered in Brasília (DF), and represented by Dilson José Salomoni, Brazilian, married, registered in the C.P.F. under Nº.166.991.069 -53 (“Creditor Institution”); and

(b) on the other hand:

(i) Net Paraná ParticipaÇões Ltda.1, a Brazilian limited-liability company, headquartered in the City of Curitiba, State of Paraná, in Rua Paulo Graeser Sobrinho, nº 557, Mercês, registered in the C.N.P.J. under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws (The “Net Company”); and

(ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

(3) among the Original Loans forming the object of the Restructuring Plan is the Import Financing in Foreign Exchange Agreement, No. 2002/30, executed by the Creditor Institution and the Net Company on November 12th, 2002 (the “Original Loan Agreement”);

1 A debtor Net Group Company in the terms of the original loan.

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

(a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

(b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

(c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

(d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

(e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 390,608.48 (three hundred and ninety thousand, six hundred and eight reais and fourty eight cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date, in the amount of R$ 12,510.87 (twelve thousand, five hundred and ten reais and eighty seven cents);

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

(i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

(ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

(iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case, in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.2

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$390,608.48 (three hundred and ninety thousand, six hundred and eight reais and fourty eight cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date, in the amount of R$ 12,510.87 (twelve thousand, five hundred and ten reais and eighty seven cents).

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the

2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 1.026 -X, at the 3221-2 branch of Banco do Brasil S.A. or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized
40% by the fifth business day after the Full Payment Date	total of 40%

0.75% on March 15, 2006	total of 3% in 2006
0.75% on June 15, 2006
0.75% on September 15, 2006
0.75% on December 15, 2006
2.25% on March 15, 2007	total of 9% in 2007
2.25% on June 15, 2007
2.25% on September 15, 2007
2.25% on December 15, 2007
3.75% on March 15, 2008	total of 15% in 2008
3.75% on June 15, 2008
3.75% on September 15, 2008
3.75% on December 15, 2008
3.75% on March 15, 2009	total of 15% in 2009
3.75% on June 15, 2009
3.75% on September 15, 2009
3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date
		Accumulated DI Factor	Exchange Rate
0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 =US$1	Jun 15, 2010
1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010
0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002
Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606

Fax: (55-11) 5186-2780

Banco do Brasil S.A.
Setor Bancário Sul – Quadra 1 – Bloco C – Lote 32
Ed. Sede III – 6º andar
Brasilia – DF - Brasil
CEP: 70.073 -901
Attn: Diretoria Comercial – Divisão Telecom
Telephone: (55-61) 310-4135
Fax: (55-61) 310-2871

With copy to:
Banco do Brasil S.A.
Av. Jabaquara, 424 – 3º andar
Mirandópolis, São Paulo - SP
CEP: 04.046 -000
Attn: URR Paulista I
Telephone: (55-11) 6853-2555
Fax: (55-11) 6853-2560

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, February 17th, 2005

Banco do Brasil S.A.

P.	/s/ Dilson José Salomoni Name: Dilson José Salomoni Position:

P.	/s/ Name: Position:

Net Paraná ComunicaÇões Ltda.

P.	/s/ Leonardo Porciuncula Gomes Pereira Name: Leonardo Porciuncula GomesPereira Position:

P.	/s/ André Müller Borges Name: André Müller Borges Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P.	/s/ Leonardo Porciuncula Gomes Pereira Name: Leonardo Porciuncula Gomes Pereira Position:

P.	/s/ André Müller Borges Name: André Müller Borges Position:

Witnessed by:

1. - /s/ Paulo E. C. Guimarães
Name: Paulo E. C. Guimarães
ID Number (RG):

2. - /s/ Ivan Iais Junior Name: Ivan Iais Junior ID Number (RG):

Annex 1
to the Instrument
of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc.

32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –

1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities

(CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

Annex 2
to the Instrument
of Debt Confession

Intercreditor Agreement

Annex 3
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

Annex 4
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

Annex 5
to the Instrument
of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 6
to the Instrument
of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 7
to the Instrument
of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

Annex 8 to the Instrument of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [                      ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [                     ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [                     ] (“Creditor Institution”), or to its order, the total value of R$ [                     ] ([                     )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [                     ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession
  ..

Annex 9
to the Instrument
of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: BankBoston Banco Múltiplo S.A., a financial institution duly constituted and in existence in accordance with the laws of Federative Republic of Brazil, headquartered in the State of São Paulo, City of São Paulo, and represented by Eduardo Henrique Shultz and Carlos Roberto dos Santos (“Creditor Institution”); and

(b) on the other hand:

(i) Net Rio S.A.1, a Brazilian joint-stock company, headquartered in the City of Rio de Janeiro, State of Rio de Janeiro, in Rua Vilhena de Moraes 380, Bloco 02, Sala 201, 3º andar, Barra da Tijuca, registered in the C.N.P.J. under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws (The “Net Company”); and

(ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

(3) among the Original Loans forming the object of the Restructuring Plan is the Loan Agreement No. 337077, executed by the Creditor Institution and the Net Company on August 30th, 2002 (the “Original Loan Agreement”);

1 A debtor Net Group Company in the terms of the original loan.

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

(a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

(b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

(c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

(d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

(e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 9,703,198.56 (nine millions, seven hundred and three thousands, one hundred and ninety eight reais and fifty six cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date;

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

(i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

(ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

(iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case, in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the

Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.2

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$ 9,703,198.56 (nine millions, seven hundred and three thousands, one hundred and ninety eight reais and fifty six cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date.

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the

2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 227242330, at the 0001 branch of BankBoston Banco Múltiplo S.A. or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized
40% by the fifth business day after the Full Payment Date	total of 40%
0.75% on March 15, 2006	total of 3% in 2006
0.75% on June 15, 2006

0.75% on September 15, 2006
0.75% on December 15, 2006
2.25% on March 15, 2007	total of 9% in 2007
2.25% on June 15, 2007
2.25% on September 15, 2007
2.25% on December 15, 2007
3.75% on March 15, 2008	total of 15% in 2008
3.75% on June 15, 2008
3.75% on September 15, 2008
3.75% on December 15, 2008
3.75% on March 15, 2009	total of 15% in 2009
3.75% on June 15, 2009
3.75% on September 15, 2009
3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date
		Accumulated DI Factor	Exchange Rate
0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010
0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor

Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002
Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

BankBoston Banco Múltiplo S.A.
Av. Chucri Zaidan 246
São Paulo – SP – Brasil
CEP: 04583-110
Attn: Eduardo H. Schultz e Carlos R. Santos
Telephone: (55-11) 3398-5756 / 7162
Fax: (55-11) 3398-4379 / 6923

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, February 22nd, 2005

BankBoston Banco Múltiplo S.A.

P.	/s/ Carlos Roberto dos Santos Name: Carlos Roberto dos Santos Position:

P.	/s/ Eduardo Henrique Schultz Name: Eduardo Henrique Schultz Position:

Reyc Comércio e Participações Ltda.
P.	/s/ Andre Muller Borges Name: Andre Muller Borges Position:

P.	/s/ Leonardo Porciuncula Gomes Pereira Name: Leonardo Porciuncula Gomes Pereira Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P.	/s/ Andre Muller Borges Name: Andre Muller Borges Position:

P.	/s/ Leonardo Porciuncula Gomes Pereira Name: Leonardo Porciuncula GomesPereira Position:

Witnessed by:

1. -	/s/ Ricardo Soares de Olim
Name: Ricardo Soares de Olim
ID Number (RG):

2. -	/s/ Luis Alexandre Machado Cogan
Name: Luis Alexandre Machado Cogan
ID Number (RG):

Annex 1
to the Instrument
of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc.

32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –

1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities

(CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

Annex 2
to the Instrument
of Debt Confession

Intercreditor Agreement

Annex 3
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

Annex 4
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

Annex 5
to the Instrument
of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 6
to the Instrument
of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 7
to the Instrument
of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

Annex 8
to the Instrument
of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [               ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [               ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [               ] (“Creditor Institution”), or to its order, the total value of R$ [               ] ([                )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [               ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession
  ..

Annex 9
to the Instrument
of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: Banco Itaú BBA S.A., a financial institution duly constituted and in existence in accordance with the laws of the Federative Republic of Brazil, headquartered in the State of São Paulo, City of São Paulo, at PraÇa Alfredo Egydio de Souza Aranha, 100 – Torre ConceiÇão – 9º andar, enrolled in the C.N.P.J. under Nº.17.298.092/0001 -30, and represented according to its Bylaws (“Creditor Institution”); and,

(b) on the other hand:

(i) DR – Empresa de DistribuiÇão e RecepÇão de TV Ltda.1, a Brazilian limited-liability company, headquartered in the City of Porto Alegre, State of Rio Grande do Sul, in Rua Silveiro, nº 1.111, Morro Santa Teresa, registered in the C.N.P.J. under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws (The “Net Company”); and

(ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

_________________________
1 A debtor Net Group Company in the terms of the original loan

(3) among the Original Loans forming the object of the Restructuring Plan is the Working Capital Financing Loan Agreement No. PG2.11/01, executed by the Creditor Institution (named BANCO BBA CREDITANSTALT S.A.)and the Net Company on July 22nd, 2002 (the “Original Loan Agreement”);

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

(a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

(b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

(c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

(d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

(e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 4,039,613.40 (four millions, thirty nine thousand, six hundred and thirteen reais and fourty cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date;

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

(i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

(ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

(iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case,

in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.2

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$4,039,613.40 (four millions, thirty nine thousand, six hundred and thirteen reais and fourty cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date.

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

______________________
2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 10.000 -5, at the 001 branch of Banco Itaú BBA S.A. nº 184 or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized
40% by the fifth business day after the Full Payment Date	total of 40%
0.75% on March 15, 2006	total of 3% in 2006
0.75% on June 15, 2006
0.75% on September 15, 2006
0.75% on December 15, 2006
2.25% on March 15, 2007	total of 9% in 2007
2.25% on June 15, 2007
2.25% on September 15, 2007
2.25% on December 15, 2007
3.75% on March 15, 2008	total of 15% in 2008
3.75% on June 15, 2008
3.75% on September 15, 2008
3.75% on December 15, 2008
3.75% on March 15, 2009	total of 15% in 2009
3.75% on June 15, 2009
3.75% on September 15, 2009
3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date
		Accumulated DI Factor	Exchange Rate
0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010

1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010
0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002

Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

Banco Itaú BBA S.A.
Av. Brigadeiro Faria Lima nº 3.400 – 3º andar
Itaim Bibi – São Paulo – SP – Brasil
Attn: Pedro Sá Moreira de Oliveira
Telephone: (55-11) 3708-3600
Fax: (55-11) 3708-8242

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, December 30th, 2004

Banco Itaú BBA S.A.
P.	/s/ Sérgio Saurin

Name: Sérgio Saurin
Position:

P.	/s/ João Lopes da Silva Neto

Name: João Lopes da Silva Neto
Position:

DR – Empresa de DistribuiÇão e RecepÇão de TV Ltda.
P.	/s/ Francisco Tosta Valim Filho

Name: Francisco Tosta Valim Filho
Position:

P.	/s/ André Muller Borges

Name: André Muller Borges
Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUM¥NIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRAS¥LIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV V¥DEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P.	/s/ Francisco Tosta Valim Filho

Name: Francisco Tosta Valim Filho
Position:

P.	/s/ André Muller Borges

Name: André Muller Borges
Position:

Witnessed by:

1. -	/s/ Claudia Rosa da Silva Coelho

Name: Claudia Rosa da Silva Coelho
ID Number (RG):

2. -	/s/ Mariza Machado Vieira

Name: Mariza Machado Vieira
ID Number (RG):

Annex 1
to the Instrument
of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc. 32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –

1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities

(CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

Annex 2
to the Instrument
of Debt Confession

Intercreditor Agreement

Annex 3
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

Annex 4
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

Annex 5
to the Instrument
of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 6
to the Instrument
of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 7
to the Instrument
of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

Annex 8
to the Instrument
of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [           ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [         ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [ ] (“Creditor Institution”), or to its order, the total value of R$ [ ] ([ )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [         ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession

Annex 9
to the Instrument
of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

     (a) on the one hand: Unibanco – União de Bancos Brasileiros S.A., a financial institution duly constituted and in existence in accordance with the laws of the Federative Republic of Brazil, headquartered in the City and State of São Paulo, at Av. Eusébio Matoso, nº 891, registered in the C.N.P.J. under Nº. 33.700.394/0001 -40, and represented according to its Bylaws (“Creditor Institution”); and,

(b) on the other hand:

     (i) Net Campinas Ltda.1, a Brazilian limited-liability company, headquartered in the City of Campinas, State of São Paulo, in Rua Jasmim 610, CEP: 13.807 -620, registered in the C.N.P.J. under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws (The “Net Company”); and

     (ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

___________________________
1 A debtor Net Group Company in the terms of the original loan.

(3) among the Original Loans forming the object of the Restructuring Plan is [or are] the Import Financing Agreements No. 301313, 301314 and 301324, executed by the Creditor Institution and the Net Company on April 13th, 1998, April 13th, 1998 and April 27th, 1998 (the “Original Loan Agreement”);

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

     (a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

     (b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

     (c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

     (d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

     (e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 368,951.88 (three hundred and sixty eight thousand, nine hundred and fifty one reais and eighty eight cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date, in the amount of R$ 8,925.56 (eight thousand, nine hundred and twenty five reais and fifty six cents);

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

     (i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

      (ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

     (iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

     (b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case, in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

     (c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

     (d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

     (e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

     (f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

     (g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

     First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

     Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

     [Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement].2

___________________________
2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$368,951.88 (three hundred and sixty eight thousand, nine hundred and fifty one reais and eighty eight cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date, in the amount of R$ 8,925.56 (eight thousand, nine hundred and twenty five reais and fifty six cents).

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

     First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 101.802 -1, at the 0300 branch of Unibanco – União de Bancos Brasileiros S.A. or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

     Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

     Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

     First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

     Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

     Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

     Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

     Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

     Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized

40% by the fifth business day after the Full	total of 40%
Payment Date

0.75% on March 15, 2006	total of 3% in 2006

0.75% on June 15, 2006

0.75% on September 15, 2006

0.75% on December 15, 2006

2.25% on March 15, 2007	total of 9% in 2007

2.25% on June 15, 2007

2.25% on September 15, 2007

2.25% on December 15, 2007

3.75% on March 15, 2008	total of 15% in 2008

3.75% on June 15, 2008

3.75% on September 15, 2008

3.75% on December 15, 2008

3.75% on March 15, 2009	total of 15% in 2009

3.75% on June 15, 2009

3.75% on September 15, 2009

3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date

		Accumulated DI Factor	Exchange Rate

0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010

0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010

0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010

0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010

1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010

1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010

0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010

0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010

0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

     The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

     First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

     Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

     First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

     Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

     Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

     Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

     Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

     First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

     Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

     Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

     First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

     Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

     Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

     First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

     Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

     Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002
Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

Unibanco – União de Bancos Brasileiros S.A.
Av. Eusébio Matoso, 891
Pinheiros – São Paulo – SP - Brasil
CEP: 05423-901
Attn: Marcos Braga Dainesi
Telephone: (55-11) 3097-1140

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 (four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, December 28th, 2004

Unibanco – União de Bancos Brasileiros S.A.

P. /s/ Marcos Dainesi
Name: Marcos Dainesi Position:

P. /s/ Jorge Simino
Name: Jorge Simino Position:

Net Campinas Ltda.

P. /s/ Francisco Tosta Valim Filho
Name: Francisco Tosta Valim Filho
Position:

P. /s/ André Muller Borges
Name: André Muller Borges
Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P. /s/ Francisco Tosta Valim Filho
Name: Francisco Tosta Valim Filho
Position:

P. /s/ André Muller Borges
Name: André Muller Borges
Position:

Witnessed by:

1. - /s/ Eduardo S. Furlan
Name: Eduardo S. Furlan
ID Number (RG):

2. - /s/ Eduardo Asperti
Name: Eduardo Asperti
ID Number (RG):

Annex 1 to the Instrument of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc. 32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 – 1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira; and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

     Annex 2 to the Instrument of Debt Confession

Intercreditor Agreement

     Annex 3 to the Instrument of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

     Annex 4 to the Instrument of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

     Annex 5 to the Instrument of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

     Annex 6 to the Instrument of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

     Annex 7 to the Instrument of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

     Annex 8 to the Instrument of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [ ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [ ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [ ] (“Creditor Institution”), or to its order, the total value of R$ [ ] ([ )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [ ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession
  ..

     Annex 9 to the Instrument of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: Banco Único S.A., new designation of Banco BNL do Brasil S.A., a financial institution duly constituted and in existence in accordance with the laws of Federative Republic of Brazil, headquartered in the City and State of São Paulo, at Av. Paulista nº 1.963, registered in the C.N.P.J. under Nº. 00.086.413/0001 -30, and represented according to its By-laws (“Creditor Institution”); and,

(b) on the other hand:

     (i) Net ServiÇos de ComunicaÇão S.A.1, a Brazilian joint-stock company , headquartered in the City of São Paulo, State of São Paulo, in Rua Verbo Divino nº. 1.356, registered in the C.N.P.J. under Nº. 00.108.786/0001 -65, herein represented in accordance with its By-Laws (The “Net Company”); and

____________________________________
1 A debtor Net Group Company in the terms of the original loan.

     (ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

(3) among the Original Loans forming the object of the Restructuring Plan is the Foreign Loan Onlending Agreement nº RE2770B2993/00, executed by the Creditor Institution (Banco BNL do Brasil S.A.) and the Net Company (at the time Globo Cabo S.A.) on August 26th, 2002 (the “Original Loan Agreement”);

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

     (a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

     (b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

     (c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

     (d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

     (e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 20,541,104.80 (twenty millions, five hundred forty one thousand, one hundred and four reais and eighty cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date, in the amount of R$ 496,923.56 (four hundred and ninety six thousand, nine hundred and twenty three reais and fifty six cents);

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

     (i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

      (ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

     (iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case,

in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

     First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

     Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

     Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.2

____________________________________
2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$20,541,104.80 (twenty millions, five hundred forty one thousand, one hundred and four reais and eighty cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date, in the amount of R$ 496,923.56 (four hundred and ninety six thousand, nine hundred and twenty three reais and fifty six cents);.

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

     First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 200.744 -5, at the 0927 branch of Unibanco S.A. or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

     Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

     Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

     First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

     Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

     Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

     Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

     Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

     Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized

40% by the fifth business day after the Full	total of 40%
Payment Date

0.75% on March 15, 2006	total of 3% in 2006

0.75% on June 15, 2006

0.75% on September 15, 2006

0.75% on December 15, 2006

2.25% on March 15, 2007	total of 9% in 2007

2.25% on June 15, 2007

2.25% on September 15, 2007

2.25% on December 15, 2007

3.75% on March 15, 2008	total of 15% in 2008

3.75% on June 15, 2008

3.75% on September 15, 2008

3.75% on December 15, 2008

3.75% on March 15, 2009	total of 15% in 2009

3.75% on June 15, 2009

3.75% on September 15, 2009

3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date

		Accumulated DI Factor	Exchange Rate

0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010

0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010

0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010

0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010

1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010

1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010

0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010

0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010

0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

     The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

     First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

     Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

     First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

     Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

     Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

     Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

     Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

     First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

     Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

     Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

     First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

     Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

     Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

     First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

     Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

     Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002

Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

Banco Único S.A.
Av. Eusébio Matoso, 891
Pinheiros – São Paulo – SP – Brasil
CEP: 05423-901
Attn: Marcos Braga Dainesi
Telephone: (55-11) 3097-1140

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

     First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, December 28th, 2004

Banco Único S.A.

P. /s/ Janio Francisco de Ferrugem Gomes
Name: Janio Francisco de Ferrugem Gomes
Position:

P. /s/ Ney Ferraz Dias
Name: Ney Ferraz Dias
Position:

Net ServiÇos de ComunicaÇão S.A.

P. /s/ Andre Muller Borges
Name: Andre Muller Borges
Position:

P. /s/ Francisco Tosta Valim Filho
Name: Francisco Tosta Valim Filho
Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P. /s/ Andre Muller Borges
Name: Andre Muller Borges
Position:

P. /s/ Francisco Tosta Valim Filho
Name: Francisco Tosta Valim Filho
Position:

Witnessed by:

1. - /s/ Eduardo S. Furlan
Name: Eduardo S. Furlan
ID Number (RG):

2. - /s/ Eduardo Asperti
Name: Eduardo Asperti
ID Number (RG):

     Annex 1 to the Instrument of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc. 32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira; Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –

1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities

(CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira; Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira; and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

     Annex 2 to the Instrument of Debt Confession

Intercreditor Agreement

     Annex 3 to the Instrument of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

     Annex 4 to the Instrument of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

     Annex 5 to the Instrument of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

     Annex 6 to the Instrument of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

     Annex 7 to the Instrument of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

     Annex 8 to the Instrument of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [ ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [ ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [ ] (“Creditor Institution”), or to its order, the total value of R$ [ ] ([ )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [ ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession
  ..

     Annex 9 to the Instrument of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: Banco do Estado do Rio Grande do Sul S.A., a financial institution duly constituted and in existence in accordance with the laws of Federative Republic of Brazil, headquartered in the City of Porto Alegre, State of Rio Grande do Sul, at Rua Capitão Montanha 177, registered in the C.N.P.J. under Nº. 92.702.067/0001 -96, and represented by Ronaldo Ximenes Carneiro, Brazilian, divorced, registered in the C.P.F. under Nº. 097.905.273 -49, identity card No. 4044137877 SSP/RS, with office in the city of Porto Alegre, State of Rio Grande do Sul, Rua Caldas Junior No. 120, 16th Floor (“Creditor Institution”); and,

(b) on the other hand:

(i) Net ServiÇos de ComunicaÇão S.A.1, a Brazilian joint-stock company , headquartered in the City of São Paulo, State of São Paulo, in Rua Verbo Divino nº. 1.356, registered in the C.N.P.J. under Nº. 00.108.786/0001 -65, herein represented in accordance with its By-Laws (The “Net Company”); and

(ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

______________________________
1 A debtor Net Group Company in the terms of the original loan.

(3) among the Original Loans forming the object of the Restructuring Plan is [or are] the Swap Agreement at CETIP, executed by the Creditor Institution and the Net Company (named Globo Cabo S.A. at the time) 12.04.01 and the Credit Note CEB No. 135/2001 on he same date (collectively as the “Original Loan Agreement”);

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

(a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

(b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

(c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

(d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

(e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 34,980,515.84 (thirty four millions, nine hundred eighty thousand, five hundred and fifteen reais and eighty four cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date;

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

(i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

(ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

(iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case,

in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.2

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$ 34,980,515.84 (thirty four millions, nine hundred eighty thousand, five hundred and fifteen reais and eighty four cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date.

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

__________________________________
2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through transfer from clients to financial institutions (TED – Transferência de Clientes para InstituiÇões Financeiras) PAG0105 or STR 0006, Banco do Estado do Rio Grande do Sul (041), registered in the C.N.P.J. under Nº. 92.702.067/0001 -96, agency 0100-81 or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and

Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized
40% by the fifth business day after the Full Payment Date	total of 40%
0.75% on March 15, 2006	total of 3% in 2006
0.75% on June 15, 2006
0.75% on September 15, 2006
0.75% on December 15, 2006
2.25% on March 15, 2007	total of 9% in 2007
2.25% on June 15, 2007
2.25% on September 15, 2007
2.25% on December 15, 2007
3.75% on March 15, 2008	total of 15% in 2008
3.75% on June 15, 2008
3.75% on September 15, 2008
3.75% on December 15, 2008
3.75% on March 15, 2009	total of 15% in 2009
3.75% on June 15, 2009
3.75% on September 15, 2009
3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date
		Accumulated DI Factor	Exchange Rate
0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010

0.75	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
0.75	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010
1.50	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010
0.75	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010
0.75	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002
Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

Banco do Estado do Rio Grande do Sul S.A.
Unidade de RecuperaÇão de Créditos
Rua Caldas Junior 120, 13º andar
Porto Alegre – RS – CEP: 90018-900
Attn: Sr. Ronaldo Ximenes
Telephone: (55-51) 3215-1104
Fax: (55-51) 3215-2840

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, February 23rd, 2005

Banco do Estado do Rio Grande do Sul
P.	/s/ Ronaldo Ximenes Carneiro

Name: Ronaldo Ximenes Carneiro
Position:

P.	/s/

Name:
Position:

Net ServiÇos de ComunicaÇão S.A.
P.	/s/ José Antônio Felix

Name: José Antônio Felix
Position:

P.	/s/ André Muller Borges

Name: André Muller Borges
Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P.	/s/ José Antônio Felix

Name: José Antônio Felix
Position:

P.	/s/ André Muller Borges

Name: André Muller Borges
Position:

Witnessed by:

1. -	/s/ Paulo E. C. Guimarães

Name: Paulo E. C. Guimarães
ID Number (RG):

2. -	/s/ Ivan Iais Junior

Name: Ivan Iais Junior
ID Number (RG):

Annex 1
to the Instrument
of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc. 32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida

RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

Annex 2
to the Instrument
of Debt Confession

Intercreditor Agreement

Annex 3
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

Annex 4
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

Annex 5
to the Instrument
of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 6
to the Instrument
of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 7
to the Instrument
of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

Annex 8
to the Instrument
of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [               ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [          ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [               ] (“Creditor Institution”), or to its order, the total value of R$ [               ] ([        )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [               ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession

Annex 9
to the Instrument
of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: Banco Itaú BBA S.A., a financial institution duly constituted and in existence in accordance with the laws of the Federative Republic of Brazil, headquartered in the State of São Paulo, City of São Paulo, at PraÇa Alfredo Egydio de Souza Aranha, 100 – Torre ConceiÇão – 9º andar, enrolled in the C.N.P.J. under Nº.17.298.092/0001 -30, and represented according to its Bylaws (“Creditor Institution”); and,

(b) on the other hand:

     (i) Net ServiÇos de ComunicaÇão S.A.1, a Brazilian joint-stock company , headquartered in the City of São Paulo, State of São Paulo, in Rua Verbo Divino nº. 1.356, registered in the C.N.P.J. under Nº. 00.108.786/0001 -65, herein represented in accordance with its By-Laws (The “Net Company”); and

___________________________
1 A debtor Net Group Company in the terms of the original loan.

     (ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

(3) among the Original Loans forming the object of the Restructuring Plan are the 5 (five) Foreign Loan Onlending Agreement Nos. QC2.63/01, QE2.63/01, PF2.63/01, OB2.63/02 and RD2.63/02 and 1 (one) Working Capital Financing Loan Agreement No. QG2.11/01 executed by the Creditor Institution (designated at the time as BANCO BBA CREDITANSTALT S.A.) and the Net Company on 25.03.02, 24.05.02, 24.06.02, 23.07.02, 25.02.02 and 24.04.02 respectively (the “Original Loan Agreement”);

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

     (a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

     (b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

     (c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

     (d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

     (e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 61,144,097.23 (sixty one millions, one hundred and forty four thousand, ninety seven reais and twenty three cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date;

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

     (a) the submission of the following legal opinions to the Creditor Institution:

     (i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

      (ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

     (iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture

Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

     (b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case,

in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

     (c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

     (d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

     (e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

     (f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

     (g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

     First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

     Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

     Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions) (CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.2

_________________________________
2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$ 61,144,097.23 (sixty one millions, one hundred and forty four thousand, ninety seven reais and twenty three cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date.

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

     First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 10.000 -5, at the 001 branch of Banco Itaú BBA S.A. nº 184 or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

     Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

     Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

     First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

     Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

     Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

     Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

     Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

     Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized

40% by the fifth business day after the Full Payment Date	total of 40%

0.75% on March 15, 2006	total of 3% in 2006

0.75% on June 15, 2006

0.75% on September 15, 2006

0.75% on December 15, 2006

2.25% on March 15, 2007	total of 9% in 2007

2.25% on June 15, 2007

2.25% on September 15, 2007

2.25% on December 15, 2007

3.75% on March 15, 2008	total of 15% in 2008

3.75% on June 15, 2008

3.75% on September 15, 2008

3.75% on December 15, 2008

3.75% on March 15, 2009	total of 15% in 2009

3.75% on June 15, 2009

3.75% on September 15, 2009

3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date

		Accumulated DI Factor	Exchange Rate

0.75%	Mar 15, 2006	1.417 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010

0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010

0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010

0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010

1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010

1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010

1.50%	Dec 15, 2008	2.396 on Sep 30, 2008	R$ 4.70 = US$1	Dec 15, 2010

0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010

0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010

0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

     The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

     First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

     Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

     First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

     Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

     Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

     Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

     Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

     First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

     Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

     Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

     First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

     Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

     Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

     First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

     Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

     Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356
Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002

Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

Banco Itaú BBA S.A.
Av. Brigadeiro Faria Lima nº 3.400 – 3º andar
Itaim Bibi – São Paulo – SP – Brasil
Attn: Pedro Sá Moreira de Oliveira
Telephone: (55-11) 3708-3600
Fax: (55-11) 3708-8242

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

     First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 ((four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, December 30th, 2004

Banco Itaú BBA S.A.

P. /s/ Sérgio Saurin
Name: Sérgio Saurin
Position:

P. /s/ João Lopes da Silva Neto
Name: João Lopes da Silva Neto
Position:

Net ServiÇos de ComunicaÇão S.A.

P. /s/ Francisco Tosta Valim Filho
Name: Francisco Tosta Valim Filho
Position:

P. /s/ André Muller Borges
Name: André Muller Borges
Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P. /s/ Francisco Tosta Valim Filho
Name: Francisco Tosta Valim Filho
Position:

P. /s/ André Muller Borges
Name: André Muller Borges
Position:

Witnessed by:

1. - /s/ Claudia Rosa da Silva Coelho
Name: Claudia Rosa da Silva Coelho
ID Number (RG):

2. - /s/ Mariza Machado Vieira
Name: Mariza Machado Vieira
ID Number (RG):

     Annex 1 to the Instrument of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc. 32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –

1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities

(CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira; and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

     Annex 2 to the Instrument of Debt Confession

Intercreditor Agreement

     Annex 3 to the Instrument of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

     Annex 4 to the Instrument of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

     Annex 5 to the Instrument of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

     Annex 6 to the Instrument of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

     Annex 7 to the Instrument of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

     Annex 8 to the Instrument of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [ ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [ ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “Annex 1”* to the same Promissory Note, shall pay unconditionally to [ ] (“Creditor Institution”), or to its order, the total value of R$ [ ] ([ )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [ ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

  This annex shall be identical to “Annex 1” to the Instrument of Debt Confession
  ..

     Annex 9 to the Instrument of Debt Confession

Common Terms Agreement

PRIVATE INSTRUMENT OF DEBT CONFESSION

This Private Instrument of Debt Confession (the “Instrument”) shall be executed in the terms of the law by the following parties (the “Parties”):

(a) on the one hand: Unibanco – União de Bancos Brasileiros S.A., a financial institution duly constituted and in existence in accordance with the laws of the Federative Republic of Brazil, headquartered in the City and State of São Paulo, at Av. Eusébio Matoso, nº 891, registered in the C.N.P.J. under Nº. 33.700.394/0001 -40, and represented according to its Bylaws (“Creditor Institution”); and

(b) on the other hand:

(i) Net ServiÇos de ComunicaÇão S.A.1, a Brazilian joint-stock company , headquartered in the City of São Paulo, State of São Paulo, in Rua Verbo Divino nº. 1.356, registered in the C.N.P.J. under Nº. 00.108.786/0001 -65, herein represented in accordance with its By-Laws (The “Net Company”); and

(ii) the companies listed and qualified in “Annex 1” to this Instrument, (together with the Net Company, the “Net Group Companies”);

have agreed on the following Preamble:

WHEREAS

(1) certain Net Group Companies were originally debtors with regard to a series of loans contracted in Brazil and outside it (“Original Loans”), which did not comply with the terms of their respective instruments (“Indebtedness”);

(2) the Net Group Companies, together represented by [Net Company] Net ServiÇos de ComunicaÇão S.A. (“Net ServiÇos”), a direct and indirect holding for the capital stock of other Net Group Companies, have negotiated with their creditors (the “Creditors”), a restructuring plan for the Indebtedness, which was the object of a material fact published by Net ServiÇos on June 27, 2004 (the “Restructuring Plan”);

(3) among the Original Loans forming the object of the Restructuring Plan is [or are] the Loan Agreement No. 1268743244, executed by the Creditor Institution and the Net Company on 26.08.02 (the “Original Loan Agreement”);

1 A debtor Net Group Company in the terms of the original loan.

(4) the Restructuring Plan also established that the Original Loan Agreement and the other agreements executed by any of the debtors and the relevant financial institutions would be governed by the same terms and conditions that are reflected in the “Common Terms Agreement” executed by the creditors, including the Creditor Institution, as listed and identified in “Annex 1” of the same agreement, forming an integral part of this Instrument;

(5) in addition to this Instrument and other instruments that have modified or replaced other Original Loans, the Creditors and the Net Group Companies have executed other documents in order to formalize the Restructuring Plan, including, and in conjunction with Banco Itaú S.A., in its capacity as collateral agent (the “Collateral Agent”), the “Intercreditor Agreement” (a copy of it integrates this agreement as “Annex 2”) and the following Pledge Agreements (the “Pledge Agreements”):

(a) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net São Paulo Ltda., and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 3”);

(b) the Receivables Pledge Agreement with Foreclosure Clause executed by Net ServiÇos, Net Rio S.A and the Creditors, represented by the Collateral Agent and the Centralizing Bank identified in the same Agreement (substantially identical to the model initialed by the Parties to this Agreement as “Annex 4”);

(c) the Share Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 5”);

(d) the Quota Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 6”);

(e) the Asset Pledge Agreement with Amicable Sale Clause and Other Covenants executed by the Net Group and the Creditors, represented by the Collateral Agent (substantially identical to the model initialed by the Parties to this Agreement as “Annex 7”);

(6) in accordance with the terms agreed in the Restructuring Plan, the Net Group Companies have agreed, in an irrevocable and irreversible way, to guarantee the payment of any values owed by the Net Company in accordance with the terms of this Instrument and without benefit of order;

(7) as the result of the renegotiation of the Indebtedness and the implementation of the Restructuring Plan, the Net Group Companies recognize that they have a net enforceable debt to the Creditor Institution, the principal value of which on the present date is R$ 103,988,711.06 (one hundred and three millions, nine hundred and eighty eight thousand, seven hundred and eleven reais and six cents) as well as the Interest (as defined in Clause 4 below) incurred on the principal value from June 30, 2004 until the present date;

GIVEN THE ABOVE, and considering the mutual covenants in this instrument and other firm and valid mutual obligations, the existence and sufficiency of which are recognized herein, the Parties hereby agree on the following:

CLAUSE 1 PRIOR CONDITIONS FOR THE EFFECTIVENESS OF THIS INSTRUMENT

This Instrument shall take automatic effect upon the implementation of the following conditions to effectiveness (with the date on which such conditions are met in full and this Instrument takes effect being referred to as the “Date of Effectiveness”):

(a) the submission of the following legal opinions to the Creditor Institution:

(i) a legal opinion issued by Barbosa, Müssnich & Aragão, with the date of the Date of Effectiveness, with the form and content acceptable to the Creditor Institution;

(ii) a legal opinion, bearing the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the state of Delaware, in the United States of America, with the usual form and content that is acceptable to the Creditor , confirming the existence of Dabny, L.L.C. and the authorizations necessary for the constitution of the guarantees related to this Instrument; and

(iii) a legal opinion, , with the date of the Date of Effectiveness, issued by a legal firm authorized to operate in the British Virgin Islands, with the usual form and content that is acceptable to the Creditor, confirming the existence of Jonquil Venture Limited and the authorizations necessary for the constitution of the guarantees related to this Instrument.

(b) the Pledge Agreements have been (i) signed and registered in the relevant Public Registry of Titles and Documents and Public Registry of Property, as per the case, in accordance with their respective terms, and (ii) recorded in the registers for registered shares, in the ledgers of the financial institution responsible for providing book-entry share facilities or in the By-Laws of the Net Group Companies, as applicable;

(c) the Creditor Institution has received a certificate carrying the Date of Effectiveness, and signed by the legal representatives of Net ServiÇos, in accordance with the terms of its By-Laws, confirming that (i) the declarations and guarantees provided by the Net Group Companies and contained in the Common Terms Agreement, are faithful and exact in all their relevant aspects; (ii) the Net Group Companies have complied with all of their obligations arising out of this Instrument whose date of discharge is prior to the Date of Effectiveness; (iii) no Adverse Event has occurred as of the Date of Effectiveness. For the purposes of this Clause, “Adverse Event” shall mean (x) any event that may cause, whether individually or jointly, a relevant adverse effect on the assets, properties, business, result of operations, conditions (financial or other) or prospects of the Net Group Companies as a whole, or (y) a change in the financial, political economic conditions within Brazil, on Brazilian exchange rate policy or on Brazilian or U.S. capital, banking or financial markets, in each case, between the present date and the Date of Effectiveness, that may have a relevant impact on the benefits of the Creditors with regard to the result of the Restructuring;

(d) the Creditor Institution has received a certificate from PriceWaterhouseCoopers LLP that credits representing at least 85% (eighty five per cent) of the principal value of the debts of the Net Group Companies listed in “Annex 9” of the Intercreditor Agreement have adhered to the Restructuring Plan;

(e) the effective subscription and full payment by Globo ComunicaÇões e ParticipaÇões S.A. and by Telefonos de México S.A. of the shares to be issued in the context of the capital increase by Net ServiÇos, has occurred in the form approved by its Board of Directors at a meeting held on November 3, 2004, for an amount corresponding to the shares forming the object of the pre-emptive rights held by Globo ComunicaÇões e ParticipaÇões S.A.;

(f) all of the agreements, approvals and authorizations of the government bodies required for the implementation of the operations forming the object of the Restructuring Plan, including the registration of the Fourth Public Issue of Debentures with the Comissão de Valores Mobiliários [Brazilian Securities Commission] (CVM) and the necessary authorizations from the Central Bank of Brazil have been obtained;

(g) reasonable fees and expenses duly proven to be owing until the date in question to Shearman & Sterling LLP, Pinheiro Neto Advogados, Wald Associados Advogados and PricewaterhouseCoopers LLP, with regard to the process relating to the Restructuring Plan have been paid in full by Net ServiÇos.

First Paragraph In the event that the above conditions to effectiveness have not been met by (i) February 28, 2005 or (ii) March 31, 2005 (in the event that by February 21, 2005, creditors representing at least 50% (fifty per cent) of the credits listed on the Annex 9 of the Intercreditor Agreement have failed to express the intention not to extend the deadline of February 28, 2005 until March 31, 2005), this Instrument and the

Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be considered to be automatically rescinded, with the parties returning to the status quo ante the signing of the material fact mentioned on Whereas (2) with the Original Loan Agreement and its original guarantees and other accessories remaining in full force and effect.

Second Paragraph If an Adverse Event occurs by the Date of Effectiveness, as defined in item (d)(iii) of this Clause, this Instrument and the Promissory Note linked to it, the Intercreditor Agreement and the Pledge Agreements shall be without effect or shall be considered to be automatically rescinded, in accordance with the Agreement, with the parties returning to the status quo ante the signing of any documents relating to the Restructuring Plan, with the Original Loan Agreement , as well as its original guarantees and other accessories remaining in full force and effect.

Third Paragraph On the Date of Effectiveness, the Net Group Companies shall (i) carry out the payment or deliver to the Creditor Institution the amounts corresponding to the Imposto sobre OperaÇões Financeiras (Financial Transactions Tax) (IOF) and the ContribuiÇão Provisória sobre MovimentaÇão ou Transmissão de Valores e de Créditos e Direitos de Natureza Financeira (Provisional Contribution on Financial Transactions)(CPMF) due on the operations agreed herein, if the Creditor Institution so requests on the basis of legal opinions regarding current legislation; (ii) carry out the payment of any fines imposed by government authorities due to exchange laws that have not been settled in timely fashion as a consequence of the default by Net Group Companies with regard to the Original Loan Agreement.[2]

CLAUSE 2 DEBT CONFESSION

The Net Company hereby recognizes, irrevocably and irreversibly, that it owes to the Creditor Institution the net enforceable principal amount of R$103,988,711.06 (one hundred and three millions, nine hundred and eighty eight thousand, seven hundred and eleven reais and six cents) (“Confessed Debt” or “Principal Amount”) and the Interest (as defined in Clause 4 below) on the Principal Amount from June 30, 2004 until the present date.

CLAUSE 3 PAYMENT OBLIGATIONS OF NET GROUP COMPANIES

The Net Group Companies expressly declare that they are aware and agree with the value of the Confessed Debt, whose liquidity and enforceability they also recognize, hereby assuming, jointly and severally and without any benefit of order or any other privilege, the irrevocable and irreversible obligation to effect the payment of interest on the Confessed

2 This paragraph must be adjusted to establish the payment of taxes by Net ServiÇos, if any. If any tax is levied, this clause must be excluded.

Debt and other charges and values established in this instrument and its annexes, in the terms and by the deadlines established in Clauses 3, 4 and 5 of this Instrument.

First Paragraph Payment by the Net Group Companies to settle the obligations established in this Instrument, under penalty of breach of contract, shall be effect through deposits in current account Nº. 101.802 -1, at the 0300 branch of Unibanco –União de Bancos Brasileiros S.A. or, through prior notification (with advance notice of at least 5 (five) business days), sent by the Creditor Institution, in another way defined by the same Creditor Institution.

Second Paragraph The payment of each installment within the deadlines and for the due values, shall be considered to have been formalized through the effective receipt of the values in the account indicated in the First Paragraph of this Clause.

Third Paragraph The proof of deposit in the account indicated in the First Paragraph of this Clause, of the values owed by the Net Group Companies to the Creditor Institution, shall be considered by the parties to this Instrument as proof of settlement of the obligations of the Net Group with regard to the payment of the same values.

CLAUSE 4 INTEREST ON THE CONFESSED DEBT

The Principal Value shall be increased by remuneratory interest (“Interest”) corresponding to (a) the CDI rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005, and (b) the CDI rate plus a spread or premium of 3% (three per cent) per year from December 15, 2005 (inclusive) until the final payment of the same value.

The payment of the Interest owing in the form of this Clause shall be carried out by the Net Group Companies to the Creditor Institution on a quarterly basis, on each March 15, June 15, September 15 and December 15, from June 30, 2004 onwards, and always with regard to the immediately preceding period of incidence, except for Interest on the Principal Value between June 30, 2004 and the Date of Effectiveness, which shall be paid within 5 (five) business days of the Date of Effectiveness.

First Paragraph For the purposes of this Instrument, “CDI” shall mean an interest rate, expressed in the form of an annual percentage corresponding to the result of daily compounding and calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, as published by the Central de Custódia e de LiquidaÇão Financeira de Títulos [Securities Custody and Financial Settlement Center] (CETIP) under the heading “Taxa DI – Over Extragroup”, or any other reference rate of the National Financial System that may replace it. The spread or surplus shall be calculated on the basis of a year of 252 business days.

Second Paragraph In the event of the temporary unavailability of the CDI rate at the time of payment of any monetary obligation arising from the setting of the Interest, as a replacement, the same daily rate as the last known CDI rate shall be used as a replacement until the date of calculation, with no financial compensation being due either from the Net Group or from the Creditor Institution, as and when the respective DI rate is subsequently published.

Third Paragraph In the absence of determination and/or publication of the CDI rate for a period of more than 15 (fifteen) consecutive business days following the Date of Effectiveness, or also, in the case of the extinction or inapplicability of the same due to legal imposition, as a replacement for the CDI rate, the average rate of daily fundings, backed by federal securities and determined by the Special Settlement and Custody System (the “Selic Rate”), or, in the absence of the same, the reference rate of the National Financial System that may come to replace the Selic Rate (“Replacement Rate”).

Fourth Paragraph In the event that there is no Replacement Rate, the Net Group and the Creditors listed in “Annex 1” to the Common Terms Agreement, shall define, within 5 (five) business days, jointly and in common agreement, and observing applicable regulations, the parameter to be used for the remuneration of all respective credits, which shall be proposed by Net ServiÇos. Until a decision is made regarding this parameter, the same daily rate as the last known CDI Rate or Selic rate, as per the case, shall be used to calculate the value of any obligations established in this Clause.

Fifth Paragraph In the event that the Replacement Rate is published before the definition of the new parameter, the Replacement Rate shall, as soon as it is published, be adopted for the calculation of the Interest.

Sixth Paragraph In the event that Net ServiÇos and the creditors fail to reach a common agreement on the definition of the new parameter by the deadline determined above, the parameter used shall be the average cost of funding in the Interbank market for one-day interbank transactions, as practiced by the 5 (five) largest financial institutions in the country, in accordance with the ranking published by the Brazilian Central Bank.

CLAUSE 5 PAYMENT AND MATURITY OF THE PRINCIPAL VALUE OF THE CONFESSED DEBT

Excepting the payment events established in the Common Terms Agreement, the amortization of the Principal Value of the Confessed Debt must be effected directly by the Net Group to the Creditor Institution in the following way:

(A) 82% (eighty two percent) of the Principal Value shall be amortized in accordance with the following fixed schedule:

% of Principal Value and Payment Date	Total to be amortized
40% by the fifth business day after the Full Payment Date	total of 40%
0.75% on March 15, 2006	total of 3% in 2006

0.75% on June 15, 2006
0.75% on September 15, 2006
0.75% on December 15, 2006
2.25% on March 15, 2007	total of 9% in 2007
2.25% on June 15, 2007
2.25% on September 15, 2007
2.25% on December 15, 2007
3.75% on March 15, 2008	total of 15% in 2008
3.75% on June 15, 2008
3.75% on September 15, 2008
3.75% on December 15, 2008
3.75% on March 15, 2009	total of 15% in 2009
3.75% on June 15, 2009
3.75% on September 15, 2009
3.75% on December 15, 2009

The percentage amortization of the Principal Value specified in the above table shall be calculated on the basis of the Principal Value on the Issue Date.

(B) The remaining 18% (eighteen per cent) of the Principal Value shall be amortized in accordance with the table below, on the dates indicated in column “A – Original Payment Date”.

At the same time, in the event that (i) the Accumulated DI Factor until the last day of the previous fiscal quarter, or (ii) the average daily Exchange Rate during the second week prior to the week of the Original Payment Date (appearing in column A), is equal to or exceeds the limits established in column “B – Conditions” of the table below, the payment of principal specified in column “A – Original Payment Date” must be paid on the “Alternative Payment Date” specified in column C below:

% of Principal Value	A – Original Payment Date	B – Conditions		C –Alternative Payment Date
		Accumulated DI Factor	Exchange Rate
0.75%	Mar 15, 2006	1.479 on Dec 31, 2005	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Jun 15, 2006	1.479 on Mar 31, 2006	R$ 4.00 = US$1	Mar 15, 2010
0.75%	Sep 15, 2006	1.543 on Jun 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
0.75%	Dec 15, 2006	1.610 on Sep 30, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Mar 15, 2007	1.680 on Dec 31, 2006	R$ 4.50 = US$1	Mar 15, 2010
1.50%	Jun 15, 2007	1.767 on Mar 31, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Sep 15, 2007	1.859 on Jun 30, 2007	R$ 4.50 = US$1	Jun 15, 2010
1.50%	Dec 15, 2007	1.955 on Sep 30, 2007	R$ 4.50 = US$1	Jun 15, 2010

1.50%	Mar 15, 2008	2.057 on Dec 31, 2007	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Jun 15, 2008	2.164 on Mar 31, 2008	R$ 4.70 = US$1	Sep 15, 2010
1.50%	Sep 15, 2008	2.277 on Jun 30, 2008	R$ 4.70 = US$1	Sep 15, 2010
0.75%	Mar 15, 2009	2.521 on Dec 31, 2008	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Jun 15, 2009	2.674 on Mar 31, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Sep 15, 2009	2.835 on Jun 30, 2009	R$ 4.90 = US$1	Dec 15, 2010
0.75%	Dec 15, 2009	3.007 on Sep 30, 2009	R$ 4.90 = US$1	Dec 15, 2010

The percentage of the Principal Value specified in the above table shall be calculated on the basis of the amount of the Principal Value on the Date of Effectiveness.

First Paragraph: For the purposes of this Clause, the “Exchange Rate” shall mean, for any day, that rate published by the Central Bank of Brazil within the SISBACEN System (or any system that may replace it) as the PTAX 800 exchange rate for the U.S. dollar, Option 5 (selling rate) currency 220, on the immediately preceding day or the rate that may replace it.

Second Paragraph: For the purposes of this Clause, “Accumulated DI Factor” shall mean, for any day of calculation, the effective interest rate for the period from January 1, 2004 until the calculation date, as published by the Securities Custody and Financial Settlement Center (CETIP).

CLAUSE 6 OPTIONAL EARLY AMORTIZATION OF THE DEBT

Net Group Companies shall have the right, observing all of the terms and conditions of the Intercreditor Agreement, to amortize all or part of the debt confessed herein on a pro rata basis, without this implying the payment of any fine, penalty or premium by the same Net Group Companies. Such amortizations shall be accompanied by the payment of interest due at the time and calculated pro rata temporis. Optional and partial early amortization shall be applied considering the inverse order of the Original Payment Dates or Alternative Payments Dates, as per the case.

CLAUSE 7 EXTENSION OF DEADLINES

Deadlines for payment of any obligation established in or arising from this Instrument shall automatically be considered to be extended until the first subsequent business day, without the addition of any overdue charges, when the payment date coincides with a national holiday, a Saturday or Sunday or a bank holiday in the city of São Paulo.

CLAUSE 8 LATE PAYMENT

In the event of the late payment of any installment, in accordance with the terms of 3, 4 and 5 of this Instrument, the delayed amount shall be increased by an irreducible late payment penalty of 2% (two per cent) on the same value. The fine established in this Clause is not compensatory in character and its payment shall not prevent the Creditor Institution from claiming indemnities due for losses and damages arising from default on any obligations assumed in this Instrument.

First Paragraph In addition to the late payment fine mentioned in the caput, the due and unpaid amount since the day of default until the day of effective payment of the corresponding values shall be subject, in addition to the interest rate indicated in Clause 2, to the overdue interest rate of 12%, calculated pro rata die.

CLAUSE 9 GUARANTEES

The Net Group Companies declare that they are aware that the values owing by virtue of this Instrument are guaranteed by the assets pledged in the terms of the Intercreditor Agreement and the respective pledge contracts listed in the Preamble (5) items (a), (b), (c), (d) and (e) which shall be enforceable in accordance with their terms and conditions. The Creditor Agreement declares that it is aware that the foreclosure of the guarantees provided by the Net Group forming the object of the Pledge Agreements listed in the Preamble (5) items (a), (b), (c), (d) and (e), may only be realized in accordance with the terms and conditions of the Intercreditor Agreement and in observance of the terms of the Pledge Agreement.

First Paragraph The Net Group Companies have signed this Instrument in their quality as guarantors and principal payers, jointly and severally responsible for the discharge of all the obligations assumed by the Net Company in this Instrument, expressly waiving benefits of order and the benefits to which Articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 595 of the Civil Procedure Code refer, and guaranteeing the due compliance with all of the obligations assumed by the Net Company in accordance with the terms of this Instrument.

Second Paragraph The Net Company shall issue, on the present date, in favor of the Creditor Institution, and as guarantee for the payments of the Confessed Debt, a Promissory Note for the total value of the Confessed Debt, which is substantially identical to the model forming a part of this Instrument as “Annex 8”, which shall be guaranteed by the Net Group Companies and linked to this Instrument.

Third Paragraph Within at most 10 days of the Date of Effectiveness, the Creditor Institution shall deliver to Net ServiÇos every and any promissory note in existence that is/are related to the Original Loan Agreement and its respective amendments, if any, with the Parties agreeing that the same promissory note(s) shall, for all legal purposes, lose its/their validity and effect on the Date of Effectiveness.

Fourth Paragraph In the event that the existing promissory note(s) related to the Original Loan Agreement and its respective amendments, if any, has/have been lost, the

Creditor Institution must submit to Net ServiÇos a declaration that (a) the same Creditor Institution has lost the promissory note(s) and (b) it has not endorsed the same promissory note(s) to third parties, in any capacity.

Fifth Paragraph The Promissory Note issued in the terms of this Instrument shall have a deadline for presentation for payment of 12 (twelve) years calculated from the date of its issue, in this way extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

CLAUSE 10 OBLIGATIONS OF THE DEBTORS

Starting from the present date and subject to Clause 1 above until the date on which the entire Confessed Debt has been totally and completely paid, the Net Group Companies shall undertake to comply with the obligations established in the terms of the Common Terms Agreement.

CLAUSE 11 DECLARATIONS AND GUARANTEES

The declarations and guarantees provided by the Net Group Companies are those listed in Clause 3 of the Common Terms Agreement.

CLAUSE 12 DEFAULT EVENTS

Default events and rules for early maturity of this Instrument are those listed in Clause 5 of the Common Terms Agreement.

CLAUSE 13 TAXES AND EXPENSES

The Net Group Companies shall, jointly and severally bear the cost of all levies and taxes and fees that are due or may fall due by virtue of this Instrument (for those not due in the form of the Third Paragraph of Clause 1), including the Tax on Financial Transactions (IOF) and the Provisional Contribution on Financial Transactions (CPMF), albeit excluding taxes, fees, contributions of any kind, deductions, charges, withheld amounts and fiscal liabilities due on revenue or income of the Creditor Institution, such as income tax, Social Contribution on Net Income, the contribution to the Social Integration Fund (PIS), and the FINSOCIAL contribution), whether present or future, as well as any interest, fines or other liabilities relating to the same.

First Paragraph The Net Group Companies shall also bear the costs of expenses relating to the registration in the relevant Public Registry of Titles and Documents, and any judicial or extrajudicial claim on this Instrument.

Second Paragraph The Net Group Companies shall pay the fees and expenses that are reasonable and duly demonstrated to have been incurred by the holders of the

Original Loans with legal and financial consultants that had already been retained with the consent of Net ServiÇos for the negotiation, execution and formalization of this Instrument (i.e. Pinheiro Neto Advogados, Shearman & Sterling LLP and PricewaterhouseCooper) regardless of the effective conclusion of the operations contemplated herein.

Third Paragraph The levies, taxes, fees and expenses mentioned in this Clause shall be reimbursed to the Creditor Institution within 5 (five) days of the delivery, to Net ServiÇos, of a written request.

CLAUSE 14 COMMON TERMS AGREEMENT

On the present date, the Creditor Institution and the Net Group Companies have executed the Common Terms Agreement (a copy of which forms a part of this Agreement as “Annex 9”) with the creditors listed in “Annex 1” to the same agreement. The Parties have agreed that the terms and conditions of the Common Terms Agreement are hereby included in this Instrument as if they were a part of the same, and undertake to observe the terms and conditions of the Common Terms Agreement in question.

CLAUSE 15 EFFECTIVENESS

Subject to Clause 1 above, this Instrument shall be executed in an irrevocable and irreversible way, and shall take effect on the date of its signing, being binding on the Parties, their successors and assignees in any capacity. The obligations of the Net Group Companies shall remain in force until the payment of the full amount owing, in accordance with the terms of this Instrument. With the entire payment of the Confessed Debt by the Net Group Companies to the Creditor Institution, in the form expressed in this Instrument, the parties shall mutually grant the broadest, most general and unrestricted discharge of all obligations assumed by the same parties, with no subsequent claims, present or future on each other with regard to the payment of the Confessed Debt.

CLAUSE 16 TRANSFER

Having observed the terms of the Intercreditor Agreement, the Creditor Institution may cede or transfer to third parties, whether in whole or in part, the receivables represented by the Confessed Debt and/or other rights and obligations arising from this Instrument, through simple written notice to the Net Company. The Net Group Companies may not cede or transfer to third parties, whether in full or in part, the Confessed Debt and/or the other rights and obligations arising from this Instrument, except through the previous and express agreement of the Creditor Institution in writing, and provided that the applicable terms of the Intercreditor Agreement are observed.

First Paragraph The same transfer by the Creditor Institution assumes the automatic adhesion of the assignee, independently of any formality, to the Common Terms Agreement forming an integral part of this Instrument, to the Intercreditor Agreement and to the Pledge Agreements.

Second Paragraph In accordance with the terms of Resolution No. 2,836 of May 30, 2001, of the National Monetary Council, and for the purposes of subclause V, third paragraph, first article of National Complementary Law No. 105 of January 10, 2001 and subsequent regulations and legislation, it is hereby defined, for all purposes of the law that the Net Group Companies recognize and hereby authorize irrevocably, irreversibly, formally and expressly, the right of the Creditor Institution and/or future assignees to cede or transfer freely, whether fully or in part, all of their rights and obligations arising from this Instrument, without the need for the prior agreement of or notification to the Net Group Companies. Every or any assignee shall undertake itself to observe the confidentiality of the information received except for the cases of new transfers, as well as shall observe the terms of Clause 2.23.1 (d) of the Common Terms Agreement, which refers to the restriction on access to information by Competitors of the Net Group Companies.

Third Paragraph In the event that this Instrument is assigned in the above terms, the assignor institution shall maintain the confidentiality of the information received by virtue of Article 2.23.1(a) of the Common Terms Agreement, and may only disclose the same information (i) through a formal request by any government authority, (ii) if such information becomes public, and (iii) if the assignee has already received the information before receiving it from any Net Group Company.

CLAUSE 17 VALIDITY OF CLAUSES

Each of the terms of this Instrument shall be independent and distinct from the others, with the illegality, severability or ineffectiveness of any one of the same terms not affecting or jeopardizing the legality, effectiveness and enforceability of any of the other terms contained herein, which shall remain valid and in full effect for all purposes of the law.

CLAUSE 18 ENTIRE AGREEMENT

This Instrument (which includes the Common Terms Agreement), the Pledge Agreements and the Intercreditor Agreement constitutes the entire agreement of the Parties with regard to the transactions established herein and supersedes any understanding between the Parties with regard to its object. It is also established that, in the event that the terms of any other Instrument signed by the Parties diverge from those agreed in the above Instruments, the terms of same Instruments listed above shall prevail.

CLAUSE 19 ALTERATIONS AND AMENDMENTS

Any alteration or amendment to this Instrument shall only be considered valid and effective if executed in accordance with Clause 8 of the Common Terms and of the Intercreditor Agreement.

CLAUSE 20 WAIVER AND TOLERANCE

The Parties recognize that, unless expressly established in this Instrument: (a) failure to exercise, extension of deadlines, or tolerance or delay in exercising any right that is guaranteed through this Instrument and/or by law, shall not constitute a novation or waiver of the same rights, nor shall it affect their eventual exercise; (b) the single or partial exercise of these rights shall not prevent the subsequent exercise of the remainder of these rights or the exercise of any other right; (c) the waiver of any of these rights shall not be valid unless the same is granted in writing; (d) the waiver of any of these rights shall be interpreted restrictively, and shall not be considered as a waiver of any other right granted through this Instrument.

CLAUSE 21 NOTIFICATIONS

The notices, communications and/or notifications required and/or permitted by this Instrument shall be effected by registered mail or by judicial or extrajudicial means, and shall be addressed to the Parties at the addresses appearing in the Preamble to this Instrument, or to any other that may be indicated by the Parties, in writing, in the terms of this Clause.

First Paragraph The notices, communications and/or notifications shall be considered as having been delivered on the date registered on the receipt of the registered letter or on the date of formalization of the judicial or extrajudicial notification, as per the case.

Second Paragraph The Creditor Institution shall have the option of delivering to Net ServiÇos the notices, communications and/or notifications addressed to any Net Group Company, and in the same way, any Net Group Company shall have the option of delivering to the Collateral Agent any notice, communication and/or notification addressed to the Creditor Institution related to the Pledge Agreements mentioned in item (4) of the Preamble to this Instrument.

Third Paragraph Addresses for the purposes of notices, communications and/or notifications:

Net ServiÇos de ComunicaÇão S.A.
Rua Verbo Divino 1.356 Chácara Santo Antônio - São Paulo – SP – Brasil
CEP: 04719-002 Attn: Leonardo P. G. Pereira/ André Muller Borges
Telephone: (55-11) 5186-2606
Fax: (55-11) 5186-2780

Unibanco – União de Bancos Brasileiros S.A.
Av. Eusébio Matoso, 891
Pinheiros – São Paulo – SP - Brasil
CEP: 05423-901
Attn: Marcos Braga Dainesi
Telephone: (55-11) 3097-1140

CLAUSE 22 EXTRAJUDICIAL EXECUTIVE TITLE

The Parties recognize that this Instrument and the promissory note mentioned in the Second Paragraph of Clause 9 constitute executive extrajudicial titles, it being agreed that the Promissory Note is linked to this Instrument for the purposes of the terms of Articles 583 and 585 of the Brazilian Civil Procedure Code, with the alterations of Law Nº. 8,953, of December 13, 1994.

First Paragraph – The Net Company hereby undertakes to register this Instrument at the relevant Public Registry of Titles and Documents of São Paulo, within at most 3 (three) business days of the present date.

CLAUSE 23 NOVATION

This Instrument shall not constitute a novation of any obligation arising from the Original Loan Agreement. For the purposes of Article 361 of the Brazilian Civil Code, the Parties expressly declare that they have no intention of novating the obligations assumed in the Original Loan Agreement.

CLAUSE 24 APPLICABLE LAW

This Instrument shall be governed by the laws of the Federal Republic of Brazil.

CLAUSE 25 CHOICE OF JURISDICTION

The parties hereby choose the jurisdiction of the City of São Paulo, State of São Paulo, to resolve any doubts or disputes that may arise from this Instrument, expressly renouncing any other, regardless of its merits.

The Parties, being in full agreement, have signed 4 (four) copies of this instrument of equal content and form, in the presence of the witnesses indicated below.

São Paulo, December 28th, 2004

Unibanco – União de Bancos Brasileiros S.A.

P.	/s/ Marcos Dainesi

Name: Marcos Dainesi
Position:

P.	/s/ Jorge Simino

Name: Jorge Simino
Position:

Net ServiÇos de ComunicaÇão S.A.

P.	/s/ Francisco Tosta Valim Filho

Name: Francisco Tosta Valim Filho
Position:

P.	/s/ André Muller Borges

Name: André Muller Borges
Position:

NET GROUP COMPANIES
NET SERVIÇOS DE	NET FRANCA LTDA.
COMUNICAÇÃO S.A.:	NET GOIÂNIA LTDA.
ALNOR ALUMÍNIO DO NORTE	NET INDAIATUBA LTDA.
LTDA.	NET JOINVILLE LTDA.
ANTENAS COMUNITÁRIAS	NET LONDRINA LTDA.
BRASILEIRAS LTDA.	NET MARINGÁ LTDA.
CABODINÂMICA TV CABO	NET PARANÁ COMUNICAÇÕES
SÃO PAULO S.A.	LTDA.
CMA PARTICIPAÇÕES S.A.	NET PIRACICABA LTDA.
DABNY, L.L.C.	NET RECIFE LTDA.
DR EMPRESA DE DISTRIBUIÇÃO	NET RIBEIRÃO PRETO S.A.
E RECEPÇÃO DE TV LTDA.	NET RIO S.A.
HORIZONTE SUL	NET SÃO CARLOS S.A.
COMUNICAÇÕES LTDA.	NET SÃO JOSÉ DO RIO PRETO
JONQUIL VENTURE LIMITED	LTDA.
MULTICANAL	NET SÃO PAULO LTDA.
TELECOMUNICAÇÕES S.A.	NET SOROCABA LTDA.
NET ANÁPOLIS LTDA.	NET SUL COMUNICAÇÕES LTDA.
NET ARAPONGAS LTDA.	REYC COMÉRCIO
NET BAURU LTDA.	E PARTICIPAÇÕES LTDA.
NET BELO HORIZONTE LTDA.	TV CABO DE CHAPECÓ LTDA.
NET BRASÍLIA LTDA.	TELEVISÃO A CABO
NET CAMPINAS LTDA.	VINDIMA LTDA.
NET CAMPO GRANDE LTDA.	TV VÍDEO CABO
NET CURITIBA LTDA.	DE BELO HORIZONTE S.A.
NET FLORIANÓPOLIS LTDA.

P.	/s/ Francisco Tosta Valim Filho

Name: Francisco Tosta Valim Filho
Position:

P.	/s/ André Muller Borges

Name: André Muller Borges
Position:

Witnessed by:

P.	/s/ Eduardo S. Furlan

Name: Eduardo S. Furlan
ID Number (RG):

P.	/s/ Eduardo Asperti

Name: Eduardo Asperti
ID Number (RG):

Annex 1
to the Instrument
of Debt Confession

NET GROUP COMPANIES

Net ServiÇos de ComunicaÇão S.A., a joint stock company headquartered in the city and state of São Paulo, at Rua Verbo Divino, Nº. 1,356, registered in the National Register of Corporate Entities (CNPJ/MF) under Nº. 00.108.786/0001 -65, hereafter duly represented in the form of its By-Laws;

Alnor Alumínio do Norte Ltda., a Brazilian limited liability company with principal office in the city of Manaus, state of Amazonas, at Rua Emilio Moreira Nº. 1,672, Altos, PraÇa 14 de Janeiro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 34.534.750/0001 -65, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Antenas Comunitárias Brasileiras Ltda., a Brazilian limited liability company with principal office in the city of Blumenau, state of Santa Catarina, at Avenida Brasil Nº. 60, Ponta Aguda, registered in the National Register of Corporate Entities (CNPJ) under Nº. 79.375.606/0001 -61, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Cabodinâmica TV Cabo São Paulo S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1,356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.516.254/0001 -02, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

CMA ParticipaÇões S.A., a Brazilian joint stock company with principal office in the city of São Paulo, state of São Paulo, at Rua Verbo Divino, Nº. 1.356, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.959.356/0001 -80, herein represented in accordance with its By-Laws by its executive directors, Messrs. José Antônio Guaraldi Félix and Leonardo Porciúncula Gomes Pereira;

Dabny, L.L.C., ., a company constituted and in existence in accordance with the laws of Delaware, headquartered c/o of The Prentice Hall Corporation System, Inc.32 Loockerman Square, Suite L-100, Dover, Kent County 19901, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Jonquil Venture Limited, a company constituted and in existence in accordance with the laws of the British Virgin Islands, headquartered at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, herein represented in accordance with its ByLaws by its executive director, Sr. Leonardo Porciúncula Gomes Pereira;

Multicanal TelecomunicaÇões S.A., a Brazilian joint stock company, with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356 –

1st floor – part, CEP 04719-002, Chácara Santo Antônio, registered in the National Register of Corporate Entities (CNPJ) under Nº. 31.963.481/0001 -64, with its ByLaws duly filed at the Board of Trade of the State of São Paulo under Nº. 35.300.179.650, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Belo Horizonte Ltda., a Brazilian limited company, with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa Nº. 515, RenascenÇa, CEP 31160-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 38.738.308/0001 -01, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Brasília Ltda., a Brazilian limited company, with principal office in the city of Brasília, Federal District, SIG/Sul, Quadra 01, Nº. 725, CEP 70000-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 26.499.392/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Londrina Ltda., a Brazilian limited liability company with principal office in the city of Londrina, state of Paraná, at Rua Santos, Nº. 737, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 80.924.459/0001 -10, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Rio S.A a Brazilian joint stock company with principal office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua Vilhena de Moraes, Nº. 380, Bloco 02, Suite 201, 3rd Floor, Barra da Tijuca, registered in the National Register of Corporate Entities (CNPJ) under Nº. 28.029.775/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Cabo de Chapecó Ltda., a Brazilian limited liability company with principal office in the city of Chapecó, state of Santa Catarina, at Avenida Nereu Ramos, Nº. 237E, Suite 01, registered in the National Register of Corporate Entities (CNPJ) under Nº. 00.847.530/0001 -26, herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Televisão a Cabo Vindima Ltda., a Brazilian limited liability company with principal office in the city of Caxias do Sul, state of Rio Grande do Sul, at Rua Os Dezoito do Forte, 1,236, Suite 02, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.853.801/0001 -43 herein represented in accordance with its By-Laws by Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

TV Vídeo Cabo de Belo Horizonte S.A., a Brazilian joint stock company with principal office in the city of Belo Horizonte, state of Minas Gerais, at Avenida RenascenÇa, Nº. 505, registered in the National Register of Corporate Entities

(CNPJ) under Nº. 64.195.522/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Recife Ltda., a Brazilian limited liability company with principal office in the city of Recife, state of Pernambuco, at Rua Francisco Alves Nº. 100, CEP 50070-490, Bairro da Ilha do Leite, registered in the National Register of Corporate Entities (CNPJ) under Nº. 08.828.469/0001 -25, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Paulo Ltda., a Brazilian limited liability company with principal office in the city and state of São Paulo, at Rua Verbo Divino Nº. 1,356, ground floor, blocks 1 and 2, CEP 04719-002, Chácara Santo Antônio, São Paulo – SP, registered in the National Register of Corporate Entities (CNPJ) under Nº. 65.697.161/0001 -21, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campinas Ltda., a Brazilian limited liability company with principal office in the city of Campinas, state of São Paulo, at Rua Jasmim Nº. 610, CEP 13.807 -520, Chácara Primavera, registered in the National Register of Corporate Entities (CNPJ) under Nº. 61.698.510/0001 -79, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Indaiatuba Ltda., a Brazilian limited liability company with principal office in the city of Indaiatuba, state of São Paulo, at Rua 11 de Junho, Nº. 1,849/1,853, Vila Victoria, CEP 13.330 -050, registered in the National Register of Corporate Entities (CNPJ) under Nº. 58.393.695/0001 -07, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Franca Ltda., a Brazilian limited liability company with principal office in the city of Franca, state of São Paulo, at Rua Carmen Irene Batista Nº. 2837, Jardim Samello, CEP 14405-135, registered in the National Register of Corporate Entities (CNPJ) under Nº. 60.348.414/0001 -38, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 73.676.512/0001 -46, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

DR- Empresa de DistribuiÇão e RecepÇão de TV Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio

Grande do Sul, at Rua Silveiro Nº. 1,111, Morro Santa Teresa, CEP 90850-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 93.088.342/0001 -96, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Joinville Ltda., a Brazilian limited liability company with principal office in the city of Joinville, state of Santa Catarina, at Avenida Procópio Gomes Nº. 419, Bucaren, CEP 89202-300, registered in the National Register of Corporate Entities (CNPJ) under Nº. 85.271.898/0001 -95, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Florianópolis Ltda., a Brazilian limited liability company with principal office in the city of Florianópolis, state of Santa Catarina, at Avenida Rio Branco Nº. 808, Centro, CEP 88015-202 registered in the National Register of Corporate Entities (CNPJ) under Nº. 72.461.072/0001 -47, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Maringá Ltda., a Brazilian limited liability company with principal office in the city of Maringá, state of Paraná, at Avenida Nóbrega Nº. 494, Zona 04, CEP 87013-330, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.712.416/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São José do Rio Preto Ltda., a Brazilian limited liability company with principal office in the city of São José do Rio Preto, state of São Paulo, at Rua Lafaiete Spínola de Castro Nº. 1,922, Boa Vista, CEP 15025-510, registered in the National Register of Corporate Entities (CNPJ) under Nº. 69.082.832/0001 -09, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Piracicaba Ltda., a Brazilian limited liability company with principal office in the city of Piracicaba, state of São Paulo, at Avenida Independência Nº. 3,552, Alemães, CEP 13416-230, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.592.116/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Goiânia Ltda., a Brazilian limited liability company with principal office in the city of Goiânia, state of Goiás, at Rua 15, Quadra j-15, Lote 08, Nº. 970, Setor Marista, CEP 74000-000 registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.659.475/0001 -43, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Campo Grande Ltda., a Brazilian limited liability company with principal office in the city of Campo Grande, state of Mato Grosso do Sul, at Avenida Afonso Pena Nº. 3,004, CEP 79002-075, Centro, registered in the National Register of Corporate Entities (CNPJ) under Nº. 24.615.965/0001 -57, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Sorocaba Ltda., a Brazilian limited liability company with principal office in the city of Sorocaba, State of São Paulo, at Avenida Antônio Carlos Comitre Nº. 1,074 and Rua Pedro Molina Nº. 81, Parque Campolim, CEP 18047-000, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.637.903/0001 -60, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net São Carlos S.A., a Brazilian joint stock company with principal office in the city of São Carlos, state of São Paulo, at Avenida Dr. Carlos Botelho, Nº. 1,986, registered in the National Register of Corporate Entities (CNPJ) under Nº. 57.724.759/0001 -34, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Horizonte Sul ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Porto Alegre, state of Rio Grande do Sul, at Rua Silveiro, Nº. 1,111, part, registered in the National Register of Corporate Entities (CNPJ) under Nº. 94.319.209/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Paraná ComunicaÇões Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Paulo Graeser Sobrinho, Nº. 557, Mercês, registered in the National Register of Corporate Entities (CNPJ) under Nº. 84.922.681/0001 -35, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Curitiba Ltda., a Brazilian limited liability company with principal office in the city of Curitiba, state of Paraná, at Rua Mamoré Nº. 340, registered in the National Register of Corporate Entities (CNPJ) under Nº. 82.342.833/0001 -03, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Arapongas Ltda., a Brazilian limited liability company with principal office in the city of Arapongas, state of Paraná, at Rua Marabú, Nº. 542, registered in the National Register of Corporate Entities (CNPJ) under Nº. 81.897.118/0001 -66, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Ribeirão Preto S.A., a Brazilian limited liability company with principal office in the city of Ribeirão Preto, state of São Paulo, at Avenida Nove de Julho, Nº. 1,266, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.807.456/0001 -40, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

Net Bauru Ltda., a Brazilian limited liability company with principal office in the city of Bauru, state of São Paulo, at Avenida Duque de Caxias, Nº. 466, registered in the National Register of Corporate Entities (CNPJ) under Nº. 64.083.561/0001 -84, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira; Net

Anápolis Ltda., a Brazilian limited liability company with principal office in the city of Anápolis, state of Goiás, at Rua Senai, No. 179, registered in the National Register of Corporate Entities (CNPJ) under Nº. 33.584.277/0001 -68, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira;

and

Reyc Comércio e ParticipaÇões Ltda., a Brazilian limited liability company with principal office in the city of São José, state of Santa Catarina, at Rua Francisco José Ferreira, Nº. 101, registered in the National Register of Corporate Entities (CNPJ) under Nº. 95.853.263/0001 -50, herein represented in accordance with its By-Laws by its executive directors, Messrs. Francisco Tosta Valim Filho and Leonardo Porciúncula Gomes Pereira.

Annex 2
to the Instrument
of Debt Confession

Intercreditor Agreement

Annex 3
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net São Paulo Ltda.,

Annex 4
to the Instrument
of Debt Confession

Receivable Pledge Agreement with Foreclosure Clause - Net Rio S.A,

Annex 5
to the Instrument
of Debt Confession

Share Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 6
to the Instrument
of Debt Confession

Quota Pledge Agreement with Amicable Sale Clause and Other Covenants

Annex 7
to the Instrument
of Debt Confession

Asset Pledge Agreement with Amicable Sale and Other Covenants

Annex 8
 to the Instrument
of Debt Confession

FORM OF THE PROMISSORY NOTE

Value: R$ [                ]
Location of Issue: São Paulo, São Paulo
Date of Issue: [      ]
Maturity: Immediate

Through this Promissory Note, the Persons listed in “ Annex 1 ”* to the same Promissory Note, shall pay unconditionally to [               ] (“ Creditor Institution ”), or to its order, the total value of R$ [              ] ([        )], with all of the supplementary amounts established herein.

The value of this Promissory Note shall be subject to remuneratory interest (Interest”) corresponding to (a) the CDI interest rate plus a spread or premium of 2% (two per cent) per year between June 30, 2004 and December 14, 2005 and, (b) the CDI interest rate plus a spread or premium of 3% (three per cent) from December 15, 2005 (inclusive) until the final payment of the same amount.

For the purposes of this Promissory Note, “CDI” shall mean an interest rate expressed in annual percentage form, corresponding to the result of daily compounding, calculated on the basis of a year of 252 business days, of the interest rate on interbank certificates of deposit (CDI) for one business day, published by the Securities Custody and Financial Settlement Center (CETIP) with the denomination “Extragroup DI-Over Rate”, or any reference rate of the National Financial System that may replace it. The spread or premium shall be calculated on the basis of a year of 252 business days.

In the event of delay in the due payments, the value of this Promissory Note shall be increased by overdue interest of 12% (twelve per cent) per year, pro rata die, from the date of its presentation until the date of effective payment, as well as an irreversible late payment fine of 2% (two per cent) on the overdue amount, without affecting the Interest that shall continue to accrue until the date of effective payment.

The payment established in this Promissory Note shall be effected in the city of São Paulo, state of São Paulo, to the Creditor Institution.

This Promissory Note has a deadline of presentation for payment of 12 (twelve) years, starting from its Issue Date, thereby extending the deadline for presentation established in Article 34 of the Uniform Law of Geneva and Article 21 of Decree 2044 of December 31, 1908.

This Promissory note is a unconditional credit title, linked to the Instrument of Debt Confession signed by the Creditor Institution and the signatories of the same on [ ], which guarantees the obligations assumed in the same Instrument.

[SIGNATURE OF NET GROUP COMPANIES]

•   This annex shall be identical to “Annex 1” to the Instrument of Debt Confession

•

Annex 9
to the Instrument
of Debt Confession

Common Terms Agreement